UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934`
Date of Report (Date of earliest event Reported): February 26, 2025
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2025, the Board of Directors (the “Board”) of Stellar Bancorp, Inc. (the “Company”) approved the amendment and restatement of the Company’s Bylaws (as so amended and restated, the “Bylaws”), which became effective upon approval. The Board approved amendments to the Bylaws to amend (i) Section 2.03 of the Bylaws to reduce the threshold for shareholders to call a special meeting of the shareholders from not less than 50% of the issued and outstanding shares of the Company entitled to vote at such special meeting to not less than 25% of the issued and outstanding shares of the Company entitled to vote at such special meeting, subject to the requirements and procedures set forth in the Bylaws; and (ii) Section 5.04 of the Bylaws to provide that (a) the shareholders of the Company may alter, amend, or repeal the Bylaws or may adopt new bylaws by the affirmative vote of the holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote at such meeting, unless the certificate of formation of Bylaws of the Company provide otherwise; and (b) the Board may alter, amend, or repeal the Bylaws or may adopt new bylaws, unless such power is reserved exclusively to the Company’s shareholders in whole or part by the Company’s certificate of formation, Bylaws or the laws of the State of Texas, or the shareholders in altering, repealing, or adopting a particular bylaw expressly provide that the Board may not alter, amend or repeal that bylaw.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, as amended and restated, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
3.1	Stellar Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: March 4, 2025	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer